UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11611 San Vicente Boulevard, Suite 500
Los Angeles, California	90049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series F	BANC/PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2024, Monica Sparks notified Banc of California, Inc. (the “Company”) and Banc of California (the “Bank”), a wholly owned subsidiary of the Company, of her decision to resign as Executive Vice President, Chief Accounting Officer of the Company and the Bank.  Ms. Sparks will continue to serve in her current role with the Company and the Bank through September 19, 2024 to assist in the transition process.

On August 27, 2024, the Company and the Bank appointed Jeffrey Krumpoch, age 68, to serve as Interim Chief Accounting Officer, effective upon Ms. Sparks’s departure.  Mr. Krumpoch joined the Company as Senior Vice President, Corporate Controller, after the November 30, 2023 closing of the Company’s merger with PacWest Bancorp.  Prior to joining the Company, Mr. Krumpoch was employed by PacWest Bancorp and its wholly owned subsidiary Pacific Western Bank since 2002, most recently serving as Corporate Controller.  Mr. Krumpoch holds a Master’s degree in Business Administration from Wayne State University.  In connection with his appointment as Interim Chief Accounting Officer, Mr. Krumpoch will receive a one-time cash bonus of $35,000.

Mr. Krumpoch has no arrangement or understanding between him and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly

BANC OF CALIFORNIA, INC.
August 29, 2024	/s/ Ido Dotan
Ido Dotan
EVP, General Counsel, Chief Administrative Officer, and Corporate Secretary

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